Exhibit 10.1
EXECUTION COPY
PURCHASE AGREEMENT
April 4, 2011
Merrill Lynch, Pierce, Fenner & Smith Incorporated
      As Representative of the Initial Purchasers
c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York 10036
Ladies and Gentlemen:
     Introductory. Stewart Enterprises, Inc., a Louisiana corporation (the “Company”), proposes to issue and sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and the other several Initial Purchasers named in Schedule B (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule B of $200,000,000 aggregate principal amount of the Company’s 6.50% Senior Notes due 2019 (the “Notes”). Merrill Lynch has agreed to act as the representative of the Initial Purchasers (the “Representative”) in connection with the offering and sale of the Notes.
     The Securities (as defined below) will be issued pursuant to an indenture, to be dated as of April 18, 2011, (the “Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”). Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), among the Company, the Trustee and the Depositary.
     The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of April 18, 2011 (the “Registration Rights Agreement”), among the Company, the Guarantors and the Initial Purchasers, pursuant to which the Company and the Guarantors will be required to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Company with terms substantially identical to the Notes (the “Exchange Notes”) to be offered in exchange for the Notes (the “Exchange Offer”) and (ii) a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its reasonable best efforts to cause such registration statements to be declared effective. All references herein to the Exchange Notes and the Exchange Offer are only applicable if the Company and the Guarantors are in fact required to consummate the Exchange Offer pursuant to the terms of the Registration Rights Agreement.
     The payment of principal of premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). Each of the Guarantors as of the date of this Agreement is listed in Schedule A attached hereto. The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities”; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the “Exchange Securities.”
     The proceeds from the offering of the Notes, together with cash from the Company’s balance sheet, will be used for the repurchase of the Company’s $200.0 million 6.25% senior notes due 2013 pursuant to a tender offer and consent solicitation and to pay related tender premiums, accrued interest, fees and expenses and/or to redeem any such notes not tendered (collectively, the “Refinancing Transactions”). The issuance and sale of the Notes, the issuance of the Guarantees and the Refinancing Transactions as described in the Pricing Disclosure Package (as defined below) and the payment of transaction costs are referred to herein collectively, as the “Transactions.”
     This Agreement, the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities, and the Indenture are referred to herein as the “Transaction Documents.”
     The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale” and shall be deemed to be 4:27 p.m. (Eastern time) on the date hereof). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).
     The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated April 4, 2011 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated April 4, 2011 (the “Pricing Supplement”), as set forth on Schedule C hereto, describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Company will prepare and deliver to each Initial

Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).
     All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.
     The Company hereby confirms its agreements with the Initial Purchasers as follows:
     SECTION 1. Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):
     (a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).
     (b) No Integration of Offerings or General Solicitation. None of the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the

Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.
     (c) Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities of the Company or any subsidiary of the Company listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.
     (d) The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale and at the Closing Date, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains or represents an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be. The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A(d)(4). Neither the Company nor any Guarantor has distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum, and any Company Additional Written Communication (defined in Section 1(e)).
     (e) Company Additional Written Communications. The Company has not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such communication by the Company or its agents and representatives pursuant to clause (iii) of the preceding sentence (each, a “Company Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in confor mity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in any Company Additional Written Communication.
     (f) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act. Each such Incorporated Document, when taken together with the Offering Memorandum, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (g) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.
     (h) The Registration Rights Agreement and DTC Agreement. The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company and the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law. The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (i) Authorization of the Notes, the Guarantees and the Exchange Notes. The Notes to be purchased by the Initial Purchasers from the Company will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture. The Guarantees of the Notes on the Closing Date and the Guarantees of the Exchange Notes when issued will be in the respective forms contemplated by the Indenture and have been duly authorized for issuance pursuant to this Agreement and the Indenture; the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors; and, when the Exchange Notes have been authenticated in the manner provided for in the Indenture and issued and delivered in accordance with the Registration Rights Agreement, the Guarantees of the Exchange Notes will constitute valid and binding agreements of the Guarantors, in each case, enforceable against each Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.
     (j) Authorization of the Indenture. The Indenture has been duly authorized by the Company and each Guarantor and, at the Closing Date, will have been duly executed and delivered by the Company and each Guarantor and will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. On the Closing Date, the Indenture will conform in all material respects to the Trust Indenture Act and the rules and regulations of the SEC applicable to an indenture which is qualified thereunder.
     (k) Description of the Transaction Documents. The Transaction Documents will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.
     (l) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto): (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of capital stock, nor any repurchases or redemptions of capital stock by the Company or any of its subsidiaries except for dividends paid by a subsidiary to the Company or other subsidiaries, or redemptions or repurchases of capital stock by subsidiaries of the Company that were wholly owned before and after such redemptions or repurchases.
     (m) Independent Accountants. PricewaterhouseCoopers LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission and included or incorporated by reference in the Offering Memorandum is an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by PricewaterhouseCoopers LLP to the Company or any of the Guarantors, have been approved by the Audit Committee of the Board of Directors of the Company.
     (n) Preparation of the Financial Statements. The financial statements of the Company, together with the related schedules and notes, included or incorporated by reference in the Offering Memorandum present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified and comply as to form with the applicable requirements of the Securities Act. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) and applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum under the caption “Offering Memorandum Summary—Summary Consolidated Financial and Operating Data” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained or incorporated by reference in the Offering Memorandum, except as may be stated in the Offering Memorandum. The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Company and its subsidiaries believe to be reliable and accurate in all material respects and forward-looking statements were made with a reasonable basis and in good faith.
     (o) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company, the Guarantors and the Significant Subsidiaries has been duly incorporated or organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and the Guarantors, to enter into and perform its obligations under each of the Transaction Documents to which it is a party. Each subsidiary of the Company that is not a Guarantor or a Significant Subsidiary has been duly incorporated or organized and is validly existing as a corporation or organization in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, except for such instances as would not individually or in the aggregate result in a Material Adverse Change. Each of the Company and each subsidiary is duly qualified as a foreign corporation, limited part nership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or other ownership interest of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as described in Schedule D hereto. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule D hereto and other than its funeral and cemetery merchandise and services and perpetual care trust funds. As used in this Agreement, “Signification Subsidiary” means any subsidiary of the Company that would constitute a “significant subsidiary” within the meaning of Article I of Regulation S-X of the Securities Act; provided, however, that for the purposes of this definition, 5% shall be substituted for 10% in each place that it appears in such definition.
     (p) Capitalization and Other Capital Stock Matters. At January 31, 2011, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options or warrants described in the Offering Memorandum). All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Class A and Class B Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Offering Memorandum and the documents incorporated by reference.
     (q) Stock Exchange Listing. The Class A Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the NASDAQ Global Select Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Class A Common Stock under the Exchange Act or delisting the Class A Common Stock from the NASDAQ National Global Select Market, nor has the Company received any notification that the Commission or the Financial Industry Regulatory Authority (the “FINRA”) is contemplating terminating such registration or listing.
     (r) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or other constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any inden ture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Company’s senior secured revolving credit facility, the indenture governing the Company’s 6.25% senior notes due 2013, the indenture governing the Company’s 3.125% senior convertible notes due 2014 and the indenture governing the Company’s 3.375% senior convertible notes due 2016), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The execution, delivery and performance of the Transaction Documents by the Company and the Guarantors party thereto, and the issuance and delivery of the Securities and the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of the Transaction Documents by the Company and the Guarantors to the extent a party thereto, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Company or the Guarantors and are in full force and effect under the Securities Act, applicable securities laws of the several states of the United States or provinces in Canada and except such as may be required by the securities laws of the several states of the United States or provinces in Canada or the Trust Indenture Act with respect to the Company’s obligations under the Registration Rights Agreement. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.
     (s) No Material Actions or Proceedings. Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s or any Guarantor’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by, the Company or any of its subsidiaries where in any such case described in clause (i) or (ii) (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement and by the Offering Memorandum in the “Use of Proceeds” section. Except as otherwise disclosed in the Offering Memorandum, no material labor dispute with the employees of the Company or any of its subsidiaries, or, to the best of the Company’s or any Guarantor’s knowledge, with the employees of any principal supplier of the Company, exists or, to the best of the Company’s or any Guarantor’s knowledge, is threatened or imminent.
     (t) Intellectual Property Rights. The Company and its subsidiaries own, possess or license sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.
     (u) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate municipal, state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate its properties and to conduct their respective businesses, except where their failure to possess them would not, individually or in the aggregate, result in a Material Adverse Change, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.
     (v) Title to Properties. The Company and each of its subsidiaries has good and marketable title to all their real and personal properties and assets reflected as owned in the financial statements referred to in Section 1(o) hereof (or elsewhere in the Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except as disclosed in the Offering Memorandum and such as would not individually or in the aggregate result in a Material Adverse Change. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, except as would not individually or in the aggregate result in a Material Adverse Change.
     (w) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except for immaterial filings, taxes, assessments, fines and penalties. The Company and each Guarantor has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 1(o) hereof in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

     (x) Company and Guarantors Not an “Investment Company.” The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder). Neither the Company nor any Guarantors is, or after receipt of payment for the Securities will be, an “investment company” within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.
     (y) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, flood and earthquakes, except as would not result in a Material Adverse Change. Neither the Company nor any Guarantor has any reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any material insurance coverage which it has sought or for which it has applied.
     (z) No Price Stabilization or Manipulation. None of the Company or any of the Guarantors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company or any Guarantor to facilitate the sale or resale of the Securities.
     (aa) Solvency. The Company and each Guarantor is, and after giving effect to the transactions contemplated hereby or in the Offering Memorandum will be, Solvent. As used herein, the term “Solvent” means, with respect to the Company and each Guarantor on a particular date, that on such date: (1) the fair value of its assets (both at fair market value and at present fair saleable value on an orderly basis) is in excess of the total amount of its probable liabilities, including, without duplication, contingent obligations of the Company or such Guarantor, as appropriate; and (2) it is then able and expects to be able to pay its debts and liabilities, including its contingent liabilities, as they mature; and (3) it has capital not unreasonably small to carry on its business as conducted and as proposed to be conducted.
     (bb) Compliance with Sarbanes-Oxley. The Company and its subsidiaries and their respective officers and directors are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

     (cc) Company’s Accounting System. The Company and its subsidiaries maintain a system of accounting controls that is in compliance with the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (dd) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.
     (ee) Regulations T, U, X. Neither the Company nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.
     (ff) Compliance with and Liability Under Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change (i) neither the Company nor any of its subsidiaries is in violation of any applicable federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority responsible for enforcing applicable Environmental Laws, citizens’ group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any Guarantor has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the Company’s or any Guarantor’s knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; (iii) to the Company’s or any Guarantor’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could reasonably be expected to result in a violation of any applicable Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; (iv) neither the Company nor any of its subsidiaries is conducting or paying for, in whole or in part, any investigation, response or other corrective action pursuant to any Environmental Law at any site or facility, nor is any of them subject or a party to any order, judgment, decree, contract or agreement which imposes any obligation or liability under any Environmental Law; and (v) no lien, charge, encumbrance or restriction has been recorded pursuant to any Environmental Law with respect to any assets, facility or property owned, operated or leased by the Company or any of its subsidiaries.
     (gg) Costs of Environmental Compliance. There are no costs and liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties), which could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.
     (hh) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA and, to the knowledge of the Company, each “multiemployer plan” (as defined in Section 4001 of ERISA) to which the Company, its subsidiaries or an

ERISA Affiliate contributes (a “Multiemployer Plan”) is in compliance in all material respects with ERISA, except as would not individually or in the aggregate result in a Material Adverse Change. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “single employer plan” (as defined in Section 4001 of ERISA) established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Except as would not individually or in the aggregate result in a Material Adverse Change, neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification.
     (ii) Compliance with Labor Laws. Except as otherwise disclosed in the Offering Memorandum or as would not, individually or in the aggregate, result in a Material Adverse Change, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s or any Guarantor’s knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the Company’s or any Guarantor’s knowledge, threatened, against the Company or any of its subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s or any Guarantor’s knowledge, threatened against the Company or any of its subsidiaries and (C) no union representation question existing with respect to the employees of the Company or any of its subsidiaries and, to the Company’s or any Guarantor’s knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.
     (jj) Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-4 which is not so disclosed in the Offering Memorandum. Except as otherwise disclosed in the Offering Memorandum, there are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members.

     (kk) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company or any Guarantor, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company and each Guarantor, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
     (ll) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and each Guarantor, threatened.
     (mm) No Conflict with OFAC Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company or any Guarantor, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (nn) Regulation S. The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. Each of the Company and the Guarantors is a “reporting issuer”, as defined in Rule 902 under the Securities Act.

     (oo) Excluded Domestic Subsidiaries. Each of the domestic subsidiaries of the Company in existence on the date hereof that is not a Guarantor in respect of the Securities, is listed on Schedule E, and individually and in the aggregate constituted less than 5% of the Company’s consolidated assets and less than 5% of the Company’s consolidated revenue in fiscal 2010.
     (pp) Dividends and Distributions. Except as disclosed in the Offering Memorandum, and for restrictions contained in general corporate, limited liability company and partnership laws, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, in each case, individually or in the aggregate, in any manner that could reasonably be expected to have a material adverse effect on the Company’s ability to meet its payment obligations under the Indenture.
     Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.
     SECTION 2. Purchase, Sale and Delivery of the Securities.
     (a) The Securities. Each of the Company and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and subject to the conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Company and the Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule B, at a purchase price of 98.25% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms herein set forth.
     (b) The Closing Date. Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Shearman & Sterling LLP (or such other place as may be agreed to by the Company and Merrill Lynch) at 9:00 a.m. New York City time, on April 18, 2011, or such other time and date as Merrill Lynch shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which Merrill Lynch may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.
     (c) Delivery of the Securities. The Company shall deliver, or cause to be delivered, to Merrill Lynch for the accounts of the several Initial Purchasers global certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as Merrill Lynch may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.
     (d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:
     (i) it will offer and sell Securities only to (a) persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement;
     (ii) it is a Qualified Institutional Buyer and an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; and
     (iii) it will not offer or sell Securities by, any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.
     SECTION 3. Additional Covenants. Each of the Company and the Guarantors further jointly and severally covenants and agrees with each Initial Purchaser as follows:
     (a) Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. The Company will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement without the prior consent of the Representative. The Company will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement at least one business day prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.
     (b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Company and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company and the Guarantors agree to promptly prepare (subject to Section 3 hereof), file with the Commission and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.
     Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as required by the Registration Rights Agreement, if, in the judgment of the Representative, the Initial Purchasers or any of their affiliates (as such term is defined in the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Securities, the Company and the Guarantors agree to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.
     The Company and each Guarantor hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.
     (c) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.
     (d) Blue Sky Compliance. Each of the Company and the Guarantors shall cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Representative and reasonably acceptable to the Company, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Company or any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.
     (e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.
     (f) The Depositary. The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.
     (g) Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and the NASDAQ Global Select Market all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. Additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d).
     (h) Agreement Not To Offer or Sell Additional Securities. During the period of 180 days following the date hereof, the Company and each Guarantor will not, without the prior written consent of Merrill Lynch (which consent may be withheld at the sole discretion of Merrill Lynch), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or any Guarantor or securities exchangeable for or convertible into debt securities of the Company or any Guarantor (other than as contemplated by this Agreement and to register the Exchange Securities).
     (i) Future Reports to the Initial Purchasers. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities or Exchange Securities remain outstanding, the Company will furnish to the Representative and, upon request, to each of the other Initial Purchasers: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the Financial Industry Regulatory Authority (“FINRA”) or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.
     (j) No Integration. The Company and each Guarantor agree that they will not and will cause their Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.
     (k) No General Solicitation or Directed Selling Efforts. The Company and each Guarantor agree that they will not and will not permit any of their Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company and each Guarantor will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.
     (l) No Restricted Resales. Until the earlier of the consummation of the Exchange Offer and one year after the Closing Date, the Company and each Guarantor will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Notes that have been reacquired by any of them.

     (m) Legended Securities. Each certificate for a Note will bear the legend contained in “Transfer Restrictions” in the Pricing Disclosure Package for the time period and upon the other terms stated in the Pricing Disclosure Package.
     The Representative on behalf of the several Initial Purchasers, may, in their sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.
     SECTION 4. Payment of Expenses. Each of the Company and the Guarantors jointly and severally agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, and the Transaction Documents, (v) all filing fees, attorneys’ fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers and reasonably acceptable to the Company (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum), (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by FINRA, if any, of the terms of the sale of the Securities or the Exchange Securities and (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and the Guarantors of its their respective other obligations under this Agreement. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.
     SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company and each Guarantor of their covenants and other obligations hereunder, and to each of the following additional conditions:

     (a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Company, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 3 days prior to the Closing Date.
     (b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:
     (i) in the reasonable judgment of the Representative there shall not have occurred any Material Adverse Change; and
     (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436 under the Securities Act.
     (c) Opinion of Counsel for the Company. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Jones, Walker, Waechter, Poitevent, Carrere and Denegre L.L.P., counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A.
     (d) Opinion of Local Counsel for the Material Jurisdiction Guarantors. On the Closing Date the Initial Purchasers shall have received the favorable opinion of those local counsel for the Guarantors listed on Schedule F, collectively representing approximately 81% of the Company’s total revenues for the fiscal year ended October 31, 2010 (the “Material Jurisdiction Guarantors”), dated as of such Closing Date, the form of which is attached as Exhibit B.
     (e) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.
     (f) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer or Senior Vice President—Finance of the Company and an authorized signatory of each Guarantor and a second officer who shall be either the Chief Financial Officer, Senior Vice President—Finance or Chief Accounting Officer of the Company and an authorized signatory of each Guarantor, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:
     (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;
     (ii) the representations, warranties and covenants of the Company and the Guarantors set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and
     (iii) the Company and each Guarantor has complied with all the agreements and satisfied all the conditions on their parts to be performed or satisfied at or prior to the Closing Date.
     (g) Indenture; Registration Rights Agreement; DTC Agreement. The Company and the Guarantors shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof. The Company and the Guarantors shall have executed and delivered the Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts. The Company shall have executed and delivered the DTC Agreement, if required by DTC, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof.
     (h) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.
     If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.
     SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 5 or 10(i) hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or to comply with any provision hereof, the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
     SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:
     (a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.
     (b) No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.
     (c) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Notes) shall bear the legend substantially as described in the Offering Memorandum.
     Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company or any Guarantor for any losses, damages or liabilities suffered or incurred by the Company or any Guarantor, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security by such Subsequent Purchaser or subsequent transferee.
     SECTION 8. Indemnification.
     (a) Indemnification of the Initial Purchasers. Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company unless otherwise permitted by paragraph (d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written

Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above, provided that the Company shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Merrill Lynch) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply, with respect to an Initial Purchaser, to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.
     (b) Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor, each of their respective directors, officers, employees and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser unless otherwise permitted by paragraph (d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representative expressly for use therein; and to reimburse the Company, any Guarantor and each such director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, any Guarantor or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantors hereby acknowledges that the only information that the Initial Purchasers through the Representative have furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the third and fourth sentences of the seventh paragraph and eleventh paragraph under the caption “Plan of Distribution” in the Pricing Disclosure Package and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.
     (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 8. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), which shall be selected by Merrill Lynch (in the case of counsel representing the Initial Purchasers or their related persons), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.
     (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.
     SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.
     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.
     The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.
     Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule B. For purposes of this Section 9, each affiliate, director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director, officer or employee of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.
     SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NASDAQ Global Select Market, (ii) trading in securities generally on either the NASDAQ Global Select Market or the New York Stock Exchange (the “NYSE”) shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (iii) a general banking moratorium shall have been declared by any of federal, New York or Louisiana authorities; (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (v) in the reasonable judgment of the Representative there shall have occurred any Material Adverse Change; or (vi) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company or any Guarantor to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 4 and to the extent applicable Section 6 hereof, (ii) any Initial Purchaser to the Company or any Guarantor, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.
     SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.
     SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:
     If to the Initial Purchasers:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York 10036
Facsimile: (212) 901-7897
Attention: HY Legal Department
     with a copy to:
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022
Facsimile: (646) 848-7974
Attention: Jason Lehner
     If to the Company or the Guarantors:
Stewart Enterprises, Inc.
1333 S. Clearview Parkway
Jefferson, LA 70121

Facsimile: (504) 729-1407
Attention: Chief Financial Officer
     Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.
     SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.
     SECTION 14. Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by Merrill Lynch on behalf of the Initial Purchasers, and any such action taken by Merrill Lynch shall be binding upon the Initial Purchasers.
     SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
     SECTION 16. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.
     (a) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding a (“Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

     SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule B bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.
     As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.
     SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, and the Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company and the Guarantors on other matters) or any other obligation to the Company and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
     This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.
     SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, STEWART ENTERPRISES, INC.
By:
Name:
Title:

GUARANTORS:
FOREST HILLS CEMETERY, INC.
GRIFFIN-LEGGETT INSURANCE AGENCY, INC.
GROSS FUNERAL HOME, INC.
S. E. FUNERAL HOMES OF ARKANSAS, INC.
ALL SOULS MORTUARY, INC.
BARSTOW FUNERAL HOMES, INC.
BUCHHEIM FAMILY, INC.
CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.
CATHOLIC MORTUARY SERVICES, INC.
DeYOUNG MEMORIAL CHAPEL, INC.
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.
LOMBARD & CO.
N.D. DAVIS & ASSOCIATES, INC.
QUEEN OF HEAVEN MORTUARY, INC.
S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.
S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.
SAN FERNANDO MISSION MORTUARY, INC.
SANTA CLARA MORTUARY, INC.
SDCA HOLDINGS, INC.
SIMPLICITY PLAN OF CALIFORNIA, INC.
STEWART PRE-NEED SERVICES, INC.
STRICKLIN/SNIVELY MORTUARY
SENTINEL CREMATION SOCIETIES, INC.
CREMATION SOCIETY NORTHWEST, INC.
E.R. BUTTERWORTH & SONS

SAN DIEGO CEMETERY ASSOCIATION
CHEATHAM HILL MEMORIAL PARK, INC.
THE SIMPLICITY PLAN, INC.
KILGORE-GREEN FUNERAL HOME, INC.
S.E. CEMETERIES OF ALABAMA, INC.
S.E. COMBINED SERVICES OF ALABAMA, INC.
S.E. FUNERAL HOMES OF ALABAMA, INC.
ROSE HAVEN FUNERAL HOME AND CEMETERY, INC.
S.E. FUNERAL HOMES OF ILLINOIS, INC.
KNUTSON FUNERAL HOMES, INC.
PAULEY FUNERAL HOME, INC.
D.W. NEWCOMER’S SONS, INC.
DWN PROPERTIES, INC.
THE LINCOLN MEMORIAL PARK CEMETERY ASSOCIATION
S.E. FUNERAL HOMES OF TENNESSEE, INC.
PASADENA FUNERAL HOME, INC.
S.E. FUNERAL HOMES OF TEXAS, INC.
S.E. CEMETERIES OF TEXAS, INC.
S.E. CEMETERIES OF WISCONSIN, INC.
FUNERAL SECURITY PLANS, INC.
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.
BOUNDS FUNERAL HOME, INC.
CEDAR HILL CEMETERY COMPANY, INC.
CREST LAWN MEMORIAL GARDENS, INC.
FORT LINCOLN CEMETERY, INC.
FORT LINCOLN FUNERAL HOME, INC.
HILLCREST MEMORIAL CEMETERY, INC.
HINES-RINALDI FUNERAL HOME, INC.
JOHN M. TAYLOR FUNERAL HOME, INC.
LOUDON PARK CEMETERY COMPANY
LOUDON PARK FUNERAL HOME, INC.
NATIONAL HARMONY MEMORIAL PARK, INC.
PARKLAWN, INC.
SIMPLE TRIBUTE OF MARYLAND, INC.
THE PARKWOOD CEMETERY COMPANY
WILLIAM W. CHAMBERS, INC.
CATAWBA MEMORIAL PARK, INC.
GARRETT — HILLCREST, INC.
McLAURIN’S FUNERAL HOME, INC.
S.E. CEMETERIES OF NORTH CAROLINA, INC.
S.E. FUNERAL HOMES OF NORTH CAROLINA, INC.
GEORGE WASHINGTON MEMORIAL PARK, INC.
KIRK & NICE SUBURBAN CHAPEL, INC.
KIRK & NICE, INC.
S.E. ACQUISITION OF PENNSYLVANIA, INC.
SUNSET MEMORIAL PARK COMPANY

DUNBAR FUNERAL HOME
S.E. CEMETERIES OF SOUTH CAROLINA, INC.
S.E. COMBINED SERVICES OF SOUTH CAROLINA, INC.
S.E. FUNERAL HOMES OF SOUTH CAROLINA, INC.
MONTE VISTA BURIAL PARK, INC.
S.E. COMBINED SERVICES OF TENNESSEE, INC.
CLINCH VALLEY MEMORIAL CEMETERY, INC.
EVERLY PFP, INC.
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.
CASDORPH & CURRY FUNERAL HOME, INC.
EASTERN CEMETERY ASSOCIATES, INC.
KLINGEL-CARPENTER MORTUARY, INC.
LOI CHARLESTON, INC.
NATIONAL EXCHANGE TRUST, LTD
NATIONAL FUNERAL SERVICES, INCORPORATED
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.
S.E. CEMETERIES OF WEST VIRGINIA, INC.
S.E. FUNERAL HOMES OF WEST VIRGINIA, INC.
WILSON FUNERAL HOME, INC.
DRUID RIDGE CEMETERY COMPANY
PARKWOOD MANAGEMENT COMPANY
CHAPEL OF THE ROSES, INC.
CHAPEL OF THE VALLEY FUNERAL HOME, INC.
J.P. FINLEY AND SON MORTUARY, INC.
SUNSET HILLS MEMORIAL PARK
ABBY PLAN OF TEXAS, INC.
EMERALD HILLS FUNERAL CORPORATION
GUARDIAN CREMATION SOCIETY, INC.
SIMPLICITY PLAN OF TEXAS, INC.
S.E. COMBINED SERVICES OF TEXAS, INC.
S.E. FUNERAL HOME OF COPPELL, TEXAS, INC.
GRIFFIN-LEGGETT, INC.
DBM-HUNTINGTON, INC.
LASSILA FUNERAL CHAPELS, INC.
S.E. ACQUISITION OF CALIFORNIA, INC.
VICTOR V. DESROSIER, INC.
CEMETERY MANAGEMENT, INC.
EASTLAWN CORPORATION
HOLLY HILL MEMORIAL PARK, INC.
BALLYHOO INNOVATIONS, INC.
STEWART ENTERPRISES (EUROPE), INC.
S.E. MID-ATLANTIC, INC.
LAKEWOOD MEMORIAL PARK, INC.
MONTLAWN MEMORIAL PARK, INC.
S.E. ACQUISITION OF OREGON, INC.
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.

LAKE LAWN METAIRIE FUNERAL HOME
S.E. FUNERAL HOMES OF FLORIDA, LLC
S.E. CEMETERIES OF FLORIDA, LLC
S.E. COMBINED SERVICES OF FLORIDA, LLC
EMPRESAS STEWART-FUNERARIAS, INC.
ENDURING MEMORIES, INC.
HAWTHORNE & WREN, INC.
NAILKNOT, LLC
S.E. CEMETERIES OF VIRGINIA, LLC
S.E. FUNERAL HOMES OF VIRGINIA, LLC
STEWART RESOURCE CENTER, LLC
ACME MAUSOLEUM, LLC
S.E. CEMETERIES OF LOUISIANA, LLC
S.E. FUNERAL HOMES OF LOUISIANA, LLC
STEWART SERVICES, LLC
SYMPATHYSHOP.COM, L.L.C.
S.E. SOUTH-CENTRAL, LLC
KANAWHA PLAZA PARTNERSHIP

By:
	Name:	Lewis J. Derbes, Jr.
	Title:	Authorized Signatory

     The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Acting on behalf of itself
and as the Representative of
the several Initial Purchasers
By: Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:
Managing Director

SCHEDULE A
LIST OF GUARANTORS
FOREST HILLS CEMETERY, INC.
GRIFFIN-LEGGETT INSURANCE AGENCY, INC.
GROSS FUNERAL HOME, INC.
S. E. FUNERAL HOMES OF ARKANSAS, INC.
ALL SOULS MORTUARY, INC.
BARSTOW FUNERAL HOMES, INC.
BUCHHEIM FAMILY, INC.
CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.
CATHOLIC MORTUARY SERVICES, INC.
DeYOUNG MEMORIAL CHAPEL, INC.
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.
LOMBARD & CO.
N.D. DAVIS & ASSOCIATES, INC.
QUEEN OF HEAVEN MORTUARY, INC.
S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.
S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.
SAN FERNANDO MISSION MORTUARY, INC.
SANTA CLARA MORTUARY, INC.
SDCA HOLDINGS, INC.
SIMPLICITY PLAN OF CALIFORNIA, INC.
STEWART PRE-NEED SERVICES, INC.
STRICKLIN/SNIVELY MORTUARY
SENTINEL CREMATION SOCIETIES, INC.
CREMATION SOCIETY NORTHWEST, INC.
E.R. BUTTERWORTH & SONS
SAN DIEGO CEMETERY ASSOCIATION
CHEATHAM HILL MEMORIAL PARK, INC.
THE SIMPLICITY PLAN, INC.
KILGORE-GREEN FUNERAL HOME, INC.
S.E. CEMETERIES OF ALABAMA, INC.
S.E. COMBINED SERVICES OF ALABAMA, INC.
S.E. FUNERAL HOMES OF ALABAMA, INC.
ROSE HAVEN FUNERAL HOME AND CEMETERY, INC.
S.E. FUNERAL HOMES OF ILLINOIS, INC.
KNUTSON FUNERAL HOMES, INC.
PAULEY FUNERAL HOME, INC.
D.W. NEWCOMER’S SONS, INC.
DWN PROPERTIES, INC.

Schedule A-1

THE LINCOLN MEMORIAL PARK CEMETERY ASSOCIATION
S.E. FUNERAL HOMES OF TENNESSEE, INC.
PASADENA FUNERAL HOME, INC.
S.E. FUNERAL HOMES OF TEXAS, INC.
S.E. CEMETERIES OF TEXAS, INC.
S.E. CEMETERIES OF WISCONSIN, INC.
FUNERAL SECURITY PLANS, INC.
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.
BOUNDS FUNERAL HOME, INC.
CEDAR HILL CEMETERY COMPANY, INC.
CREST LAWN MEMORIAL GARDENS, INC.
FORT LINCOLN CEMETERY, INC.
FORT LINCOLN FUNERAL HOME, INC.
HILLCREST MEMORIAL CEMETERY, INC.
HINES-RINALDI FUNERAL HOME, INC.
JOHN M. TAYLOR FUNERAL HOME, INC.
LOUDON PARK CEMETERY COMPANY
LOUDON PARK FUNERAL HOME, INC.
NATIONAL HARMONY MEMORIAL PARK, INC.
PARKLAWN, INC.
SIMPLE TRIBUTE OF MARYLAND, INC.
THE PARKWOOD CEMETERY COMPANY
WILLIAM W. CHAMBERS, INC.
CATAWBA MEMORIAL PARK, INC.
GARRETT — HILLCREST, INC.
McLAURIN’S FUNERAL HOME, INC.
S.E. CEMETERIES OF NORTH CAROLINA, INC.
S.E. FUNERAL HOMES OF NORTH CAROLINA, INC.
GEORGE WASHINGTON MEMORIAL PARK, INC.
KIRK & NICE SUBURBAN CHAPEL, INC.
KIRK & NICE, INC.
S.E. ACQUISITION OF PENNSYLVANIA, INC.
SUNSET MEMORIAL PARK COMPANY
DUNBAR FUNERAL HOME
S.E. CEMETERIES OF SOUTH CAROLINA, INC.
S.E. COMBINED SERVICES OF SOUTH CAROLINA, INC.
S.E. FUNERAL HOMES OF SOUTH CAROLINA, INC.
MONTE VISTA BURIAL PARK, INC.
S.E. COMBINED SERVICES OF TENNESSEE, INC.
CLINCH VALLEY MEMORIAL CEMETERY, INC.
EVERLY PFP, INC.
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.
CASDORPH & CURRY FUNERAL HOME, INC.
EASTERN CEMETERY ASSOCIATES, INC.
KLINGEL-CARPENTER MORTUARY, INC.
LOI CHARLESTON, INC.

NATIONAL EXCHANGE TRUST, LTD
NATIONAL FUNERAL SERVICES, INCORPORATED
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.
S.E. CEMETERIES OF WEST VIRGINIA, INC.
S.E. FUNERAL HOMES OF WEST VIRGINIA, INC.
WILSON FUNERAL HOME, INC.
DRUID RIDGE CEMETERY COMPANY
PARKWOOD MANAGEMENT COMPANY
CHAPEL OF THE ROSES, INC.
CHAPEL OF THE VALLEY FUNERAL HOME, INC.
J.P. FINLEY AND SON MORTUARY, INC.
SUNSET HILLS MEMORIAL PARK
ABBY PLAN OF TEXAS, INC.
EMERALD HILLS FUNERAL CORPORATION
GUARDIAN CREMATION SOCIETY, INC.
SIMPLICITY PLAN OF TEXAS, INC.
S.E. COMBINED SERVICES OF TEXAS, INC.
S.E. FUNERAL HOME OF COPPELL, TEXAS, INC.
GRIFFIN-LEGGETT, INC.
DBM-HUNTINGTON, INC.
LASSILA FUNERAL CHAPELS, INC.
S.E. ACQUISITION OF CALIFORNIA, INC.
VICTOR V. DESROSIER, INC.
CEMETERY MANAGEMENT, INC.
EASTLAWN CORPORATION
HOLLY HILL MEMORIAL PARK, INC.
BALLYHOO INNOVATIONS, INC.
STEWART ENTERPRISES (EUROPE), INC.
S.E. MID-ATLANTIC, INC.
LAKEWOOD MEMORIAL PARK, INC.
MONTLAWN MEMORIAL PARK, INC.
S.E. ACQUISITION OF OREGON, INC.
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.
LAKE LAWN METAIRIE FUNERAL HOME
S.E. FUNERAL HOMES OF FLORIDA, LLC
S.E. CEMETERIES OF FLORIDA, LLC
S.E. COMBINED SERVICES OF FLORIDA, LLC
EMPRESAS STEWART-FUNERARIAS, INC.
ENDURING MEMORIES, INC.
HAWTHORNE & WREN, INC.
NAILKNOT, LLC
S.E. CEMETERIES OF VIRGINIA, LLC
S.E. FUNERAL HOMES OF VIRGINIA, LLC
STEWART RESOURCE CENTER, LLC
ACME MAUSOLEUM, LLC
S.E. CEMETERIES OF LOUISIANA, LLC

S.E. FUNERAL HOMES OF LOUISIANA, LLC
STEWART SERVICES, LLC
SYMPATHYSHOP.COM, L.L.C.
S.E. SOUTH-CENTRAL, LLC
KANAWHA PLAZA PARTNERSHIP

SCHEDULE B

Aggregate Principal
Amount of
Securities to be
Initial Purchasers	Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$110,000,000
J.P. Morgan Securities LLC	70,000,000
SunTrust Robinson Humphrey, Inc.	10,000,000
BBVA Securities, Inc.	5,000,000
Morgan Keegan & Company, Inc.	5,000,000

Total	$200,000,000

Schedule B-1

SCHEDULE C

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL
STEWART ENTERPRISES, INC.
6.50% Senior Notes due 2019
April 4, 2011
This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum dated April 4, 2011 (the “Preliminary Offering Memorandum”). The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent this information is inconsistent with the information in the Preliminary Offering Memorandum. This Pricing Supplement is otherwise qualified in its entirety by reference to the Preliminary Offering Memorandum and should be read together with the Preliminary Offering Memorandum. Capitalized terms used in this Pricing Supplement but not defined have the meanings given to them in the Preliminary Offering Memorandum.
The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the Notes are being offered and sold (1) only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	Stewart Enterprises, Inc. (the “Issuer”)

Aggregate Principal Amount:	US$200,000,000

Gross Proceeds:	US$200,000,000, before initial purchasers’ discounts and
estimated offering expenses.

Title of Securities:	6.500% Senior Notes due 2019 (the “Notes”)

Final Maturity Date:	April 15, 2019

Issue Price:	100% plus accrued interest, if any, from April 18, 2011

Coupon:	6.500%

Yield to Maturity:	6.500%

Interest Payment Dates:	April 15 and October 15, beginning on October 15, 2011

Record Dates:	April 1 and October 1

Optional Redemption:	On or after April 15, 2014, the Issuer may redeem all or a
part of the Notes upon not less than 30 nor more than 60
days’ notice, at the redemption prices (expressed as
percentages of principal amount) set forth below, plus
accrued and unpaid interest and Additional Interest, if any, thereon, to the applicable redemption date, subject to the
rights of the Holders of Notes on the relevant record date
to receive interest on the relevant interest payment date,
if redeemed during the twelve-month period beginning on
April 15 of the years indicated below:

Schedule C-1

Year	Percentage
2014	104.875%
2015	103.250%
2016	101.625%
2017 and thereafter	100.000%

Prior to April 15, 2014, the Issuer may redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to the sum of (i) 100% of the principal amount thereof, plus (ii) the Applicable Premium as of the date of redemption, plus (iii) accrued and unpaid interest and Additional Interest, if any, thereon, to the applicable redemption date, subject to the rights of the Holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.

Joint Book-Running Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC

Lead Manager:	SunTrust Robinson Humphrey, Inc.

Co-Managers:	BBVA Securities, Inc.
Morgan Keegan & Company, Inc.

Trade Date:	April 4, 2011

Settlement Date:	April 18, 2011 (T+10)

Denominations:	US$2,000 and integral multiples of US$1,000 in excess thereof

Distribution:	144A and Regulation S with registration rights as set forth in the Preliminary Offering Memorandum

144A CUSIP/ISIN Numbers:	860370 AL9/ US860370AL95

REG S CUSIP/ISIN Numbers:	U85949 AC6 / USU85949AC61
Other information (including financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent effected by the changes described herein.
This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these Notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg email or another communication system.

C-2

SCHEDULE D
SUBSIDIARIES OF STEWART ENTERPRISES, INC.

KILGORE-GREEN FUNERAL HOME, INC.	ALABAMA
S.E. CEMETERIES OF ALABAMA, INC.	ALABAMA
S.E. COMBINED SERVICES OF ALABAMA, INC.	ALABAMA
S.E. FUNERAL HOMES OF ALABAMA, INC.	ALABAMA
FOREST HILLS CEMETERY, INC.	ARKANSAS
GRIFFIN-LEGGETT INSURANCE AGENCY, INC.	ARKANSAS
GRIFFIN-LEGGETT, INC.	ARKANSAS
GROSS FUNERAL HOME, INC.	ARKANSAS
REST HILLS MEMORIAL PARK, INC.	ARKANSAS
S.E. FUNERAL HOMES OF ARKANSAS, INC.	ARKANSAS
ALL SOULS MORTUARY, INC.	CALIFORNIA
BARSTOW FUNERAL HOMES, INC.	CALIFORNIA
BUCHHEIM FAMILY, INC.	CALIFORNIA
CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.	CALIFORNIA
CATHOLIC MORTUARY SERVICES, INC.	CALIFORNIA
DBM-HUNTINGTON, INC.	CALIFORNIA
DeYOUNG MEMORIAL CHAPEL, INC.	CALIFORNIA
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.	CALIFORNIA
LASSILA FUNERAL CHAPELS, INC.	CALIFORNIA
LOMBARD & CO.	CALIFORNIA
N.D. DAVIS & ASSOCIATES, INC.	CALIFORNIA
QUEEN OF HEAVEN MORTUARY, INC.	CALIFORNIA
S.E. ACQUISITION OF CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.	CALIFORNIA
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.	CALIFORNIA
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.	CALIFORNIA
SAN DIEGO CEMETERY ASSOCIATION	CALIFORNIA
SAN FERNANDO MISSION MORTUARY, INC.	CALIFORNIA
SANTA CLARA MORTUARY, INC.	CALIFORNIA
SDCA HOLDINGS, INC.	CALIFORNIA
SIMPLICITY PLAN OF CALIFORNIA, INC.	CALIFORNIA

Schedule D-1

STEWART PRE-NEED SERVICES, INC.	CALIFORNIA
STRICKLIN/SNIVELY MORTUARY	CALIFORNIA
VICTOR V. DESROSIER, INC.	CALIFORNIA
SENTINEL CREMATION SOCIETIES, INC.	DELAWARE
CEMETERY MANAGEMENT, INC.	FLORIDA
S.E. CEMETERIES OF FLORIDA, LLC	FLORIDA
S.E. COMBINED SERVICES OF FLORIDA, LLC	FLORIDA
S.E. FUNERAL HOMES OF FLORIDA, LLC	FLORIDA
THE SIMPLICITY PLAN, INC.	FLORIDA
CHEATHAM HILL MEMORIAL PARK, INC.	GEORGIA
EASTLAWN CORPORATION	GEORGIA
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.	GEORGIA
HOLLY HILL MEMORIAL PARK, INC.	GEORGIA
ROSE HAVEN FUNERAL HOME & CEMETERY, INC.	GEORGIA
S.E. FUNERAL HOMES OF ILLINOIS, INC.	ILLINOIS
KNUTSON FUNERAL HOMES, INC.	IOWA
PAULEY FUNERAL HOME, INC.	IOWA
ACME MAUSOLEUM, LLC	LOUISIANA
BALLYHOO INNOVATIONS, INC.	LOUISIANA
EMPRESAS STEWART — FUNERARIAS, INC.	LOUISIANA
ENDURING MEMORIES, INC.	LOUISIANA
HAWTHORNE & WREN, INC.	LOUISIANA
HEAVEN’S PETS AT LAKELAWN METAIRIE, LLC (JOINT VENTURE)	LOUISIANA
LAKE LAWN METAIRIE FUNERAL HOME (JOINT VENTURE)	LOUISIANA
LAKE LAWN PARK, LLC	LOUISIANA
S.E. CEMETERIES OF LOUISIANA, LLC	LOUISIANA
S.E. FUNERAL HOMES OF LOUISIANA, LLC	LOUISIANA
S.E. SOUTH-CENTRAL, LLC	LOUISIANA
STEWART ENTERPRISES (EUROPE) INC.	LOUISIANA
STEWART RESOURCE CENTER, LLC	LOUISIANA
STEWART SERVICES, LLC	LOUISIANA
SYMPATHYSHOP.COM, L.L.C.	LOUISIANA
BOUNDS FUNERAL HOME, INC.	MARYLAND
CEDAR HILL CEMETERY COMPANY, INC.	MARYLAND
CREST LAWN MEMORIAL GARDENS, INC.	MARYLAND
DRUID RIDGE CEMETERY COMPANY	MARYLAND
FORT LINCOLN CEMETERY, INC.	MARYLAND
FORT LINCOLN FUNERAL HOME, INC.	MARYLAND
HILLCREST MEMORIAL CEMETERY, INC.	MARYLAND

HINES-RINALDI FUNERAL HOME, INC.	MARYLAND
JOHN M. TAYLOR FUNERAL HOME, INC.	MARYLAND
LOUDON PARK CEMETERY COMPANY	MARYLAND
LOUDON PARK FUNERAL HOME, INC.	MARYLAND
NAILKNOT, LLC	MARYLAND
NATIONAL HARMONY MEMORIAL PARK, INC.	MARYLAND
PARKLAWN, INC.	MARYLAND
PARKWOOD MANAGEMENT COMPANY	MARYLAND
S.E. MID-ATLANTIC, INC.	MARYLAND
SIMPLE TRIBUTE OF MARYLAND, INC.	MARYLAND
THE PARKWOOD CEMETERY COMPANY	MARYLAND
WILLIAM W. CHAMBERS, INC.	MARYLAND
LAKEWOOD MEMORIAL PARK, INC.	MISSISSIPPI
D.W. NEWCOMER’S SONS, INC.	MISSOURI
DWN PROPERTIES, INC.	MISSOURI
FUNERAL SECURITY PLANS, INC.	MISSOURI
THE LINCOLN MEMORIAL PARK CEMETERY ASSOCIATION	NEBRASKA
WEST LAWN CEMETERY	NEBRASKA
STEWART CEMENTERIOS PUERTO RICO HOLDING I B.V.	NETHERLANDS
STEWART CEMENTERIOS PUERTO RICO HOLDING II B.V.	NETHERLANDS
STEWART FUNERARIAS PUERTO RICO HOLDING I B.V.	NETHERLANDS
STEWART FUNERARIAS PUERTO RICO HOLDING II B.V.	NETHERLANDS
STEWART INTERNATIONAL (NETHERLANDS) B.V.	NETHERLANDS
STEWART SIMPLICITY PLAN OF PUERTO RICO HOLDING I B.V.	NETHERLANDS
STEWART SIMPLICITY PLAN OF PUERTO RICO HOLDING II B.V.	NETHERLANDS
STEWART WORLDWIDE N.V.	NETHERLANDS ANTILLES
CATAWBA MEMORIAL PARK, INC.	NORTH CAROLINA
FINE FINISHES, INC.	NORTH CAROLINA
GARRETT — HILLCREST, INC.	NORTH CAROLINA
MCLAURIN’S FUNERAL HOME, INC.	NORTH CAROLINA
MONTLAWN MEMORIAL PARK, INC.	NORTH CAROLINA
S.E. CEMETERIES OF NORTH CAROLINA, INC.	NORTH CAROLINA
S.E. FUNERAL HOMES OF NORTH CAROLINA, INC.	NORTH CAROLINA
TAYLOR M. SIMPSON CO.	NORTH CAROLINA
CHAPEL OF THE ROSES, INC.	OREGON
CHAPEL OF THE VALLEY FUNERAL HOME, INC.	OREGON
J.P. FINLEY AND SON MORTUARY, INC.	OREGON
S.E. ACQUISITION OF OREGON, INC.	OREGON
SUNSET HILLS MEMORIAL PARK	OREGON
GEORGE WASHINGTON MEMORIAL PARK, INC.	PENNSYLVANIA

KIRK & NICE SUBURBAN CHAPEL, INC.	PENNSYLVANIA
KIRK & NICE, INC.	PENNSYLVANIA
S.E. ACQUISITION OF PENNSYLVANIA, INC.	PENNSYLVANIA
SUNSET MEMORIAL PARK COMPANY	PENNSYLVANIA
EMPRESAS STEWART — CEMENTERIOS	PUERTO RICO
EMPRESAS STEWART — FUNERARIAS	PUERTO RICO
THE SIMPLICITY PLAN OF PUERTO RICO	PUERTO RICO
DUNBAR FUNERAL HOME	SOUTH CAROLINA
S.E. CEMETERIES OF SOUTH CAROLINA, INC.	SOUTH CAROLINA
S.E. COMBINED SERVICES OF SOUTH CAROLINA, INC.	SOUTH CAROLINA
S.E. FUNERAL HOMES OF SOUTH CAROLINA, INC.	SOUTH CAROLINA
MONTE VISTA BURIAL PARK, INC.	TENNESSEE
S.E. COMBINED SERVICES OF TENNESSEE, INC.	TENNESSEE
S.E. FUNERAL HOMES OF TENNESSEE, INC.	TENNESSEE
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.	TENNESSEE
ABBEY PLAN OF TEXAS, INC.	TEXAS
EMERALD HILLS FUNERAL CORPORATION	TEXAS
GUARDIAN CREMATION SOCIETY, INC.	TEXAS
INVESTORS TRUST, INC.	TEXAS
PASADENA FUNERAL HOME, INC.	TEXAS
S.E. CEMETERIES OF TEXAS, INC.	TEXAS
S.E. COMBINED SERVICES OF TEXAS, INC.	TEXAS
S.E. FUNERAL HOME OF COPPELL, TEXAS, INC.	TEXAS
S.E. FUNERAL HOMES OF TEXAS, INC.	TEXAS
SIMPLICITY PLAN OF TEXAS, INC.	TEXAS
CLINCH VALLEY MEMORIAL CEMETERY, INC.	VIRGINIA
EVERLY PFP, INC.	VIRGINIA
S.E. CEMETERIES OF VIRGINIA, LLC	VIRGINIA
S.E. FUNERAL HOMES OF VIRGINIA, LLC	VIRGINIA
CREMATION SOCIETY NORTHWEST, INC.	WASHINGTON
E.R. BUTTERWORTH & SONS	WASHINGTON
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.	WEST VIRGINIA
CASDORPH & CURRY FUNERAL HOME, INC.	WEST VIRGINIA
EASTERN CEMETERY ASSOCIATES, INC.	WEST VIRGINIA
KANAWHA PLAZA PARTNERSHIP	WEST VIRGINIA
KLINGEL-CARPENTER MORTUARY, INC.	WEST VIRGINIA
LOI CHARLESTON, INC.	WEST VIRGINIA

NATIONAL EXCHANGE TRUST, LTD.	WEST VIRGINIA
NATIONAL FUNERAL SERVICES, INCORPORATED	WEST VIRGINIA
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.	WEST VIRGINIA
S.E. CEMETERIES OF WEST VIRGINIA, INC.	WEST VIRGINIA
S.E. FUNERAL HOMES OF WEST VIRGINIA, INC.	WEST VIRGINIA
WILSON FUNERAL HOME, INC.	WEST VIRGINIA
S.E. CEMETERIES OF WISCONSIN, INC.	WISCONSIN
Part II. NON-WHOLLY OWNED SUBSIDIARIES
1. Lake Lawn Park, LLC
2. Rest Hills Memorial Park, Inc.
3. Heaven’s Pets at Lakelawn Metairie, LLC
PART III. SUBSIDIARY STOCK SUBJECT TO LIENS, ETC.
     The capital stock of all domestic subsidiaries of the Company (except as indicated below) and 65% of Stewart Worldwide N.V. is subject to a security interest, mortgage, pledge, lien, encumbrance or claim under that certain Second Amended and Restated Credit Agreement, among the Company, Empresas Stewart-Cementerios, and Empresas Stewart-Funerarias, as Borrowers, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, BBVA Compass Bank, Industriel et Commercial, JPMorgan Chase Bank, N.A. and Regions Bank, as Co-Arrangers and Co-Documentation Agents and the other lenders party thereto, dated as of June 2, 2009 (the “Senior Secured Credit Facility”).
     The capital stock of Simple Tribute of Maryland, Inc. is subject to a security interest, mortgage, pledge, lien, encumbrance or claim under the Senior Secured Credit Facility as well as a previous stock pledge.
     The following subsidiaries outstanding capital stock is subject to a security interest, mortgage, pledge, lien, encumbrance or claim under the Senior Secured Credit Facility but certain minority ownership cannot be pledged: (i) Lake Lawn Park, LLC (1.6% minority ownership, 98.4% pledged), (ii) Rest Hills Memorial Park, Inc. (0.5% minority ownership, 99.5% pledged) and (iii) Heaven’s Pets at Lakelawn Metairie, LLC (40% minority ownership, 60% pledged).

SCHEDULE E
EXCLUDED DOMESTIC SUBSIDIARIES
REST HILLS MEMORIAL PARK, INC.
HEAVEN’S PETS AT LAKELAWN METAIRIE, LLC
LAKE LAWN PARK, LLC
WEST LAWN CEMETERY
FINE FINISHES, INC.
TAYLOR M. SIMPSON CO.
INVESTORS TRUST, INC.

Schedule E-1

SCHEDULE F
LOCAL COUNSEL FOR GUARANTORS
California (2)
(Sheppard Mullin Richter & Hampton LLP)
(Law Offices of Douglas O. Meyer)
Florida
(Gray Robinson, P.A.)
Louisiana
(Jones, Walker, Waechter, Poitevent, Carrere and Denegre L.L.P.)
(Chaffe McCall, Phillips, Toler & Sarpy, L.L.P.)
Maryland
(Ober, Kaler, Grimes & Shriver, a Profession Corporation)
Missouri
(Blackwell Sanders Peper Martin LLP)
North Carolina
(Robinson Bradshaw & Hinson, P.A.)
South Carolina
(Haynsworth Sinkler Boyd, P.A.)
Tennessee
(Woolf, McClane, Bright, Allen & Carpenter, PLLC)
Texas
(Crouch & Ramey, LLP)
Virginia
(Ober, Kaler, Grimes & Shriver, a Profession Corporation)

Schedule F-1

EXHIBIT A
FORM OF OPINION OF COUNSEL FOR THE COMPANY
     Opinion of counsel for the Company to be delivered pursuant to Section 5 of the Purchase Agreement.
     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Louisiana.
     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under the Transaction Documents to which it is a party.
     (iii) To such counsel’s best knowledge and following due inquiry of appropriate representatives of the Company, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
     (iv) Each Material Jurisdiction Guarantor has been duly incorporated or organized and is validly existing as a corporation, limited liability company or other entity, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under the Transaction Documents to which it is a party. To the best knowledge of such counsel and following due inquiry of appropriate representatives of the Company, each Material Jurisdiction Guarantor is duly qualified as a foreign corporation or other entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
     (v) Each of Empresas Stewart-Cementerios and Empresas Stewart-Funerarias, foreign Subsidiaries of the Company, is a civil partnership duly organized, and validly existing under the laws of Puerto Rico, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Final Offering Memorandum, and, to our best knowledge following due inquiry of appropriate representatives of the Company, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

Exhibit A-1

     (vi) All of the issued and outstanding capital stock, membership interests or partnership interests, as the case may be, of each Material Jurisdiction Guarantor has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the best knowledge of such counsel, any pending or threatened claim, except as disclosed by the Company on Schedule D of the Purchase Agreement.
     (vii) All of the outstanding shares of Class A and Class B Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, to the best of such counsel’s knowledge, have been issued in compliance with the registration and qualification requirements of federal and state securities laws.
     (viii) No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the Louisiana Business Corporation Law or (ii) to the best knowledge of such counsel and following due inquiry of appropriate representatives of the Company, otherwise.
     (ix) The Purchase Agreement has been duly authorized, executed and delivered by the Company and each Material Jurisdiction Guarantor.
     (x) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each Material Jurisdiction Guarantor and (assuming the due authorization, execution and delivery thereof by the Trustee and each Guarantor that is not a Material Jurisdiction Guarantor) is a valid and binding agreement of, the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law. If required by DTC, the DTC Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (xi) The Indenture has been duly authorized, executed and delivered by the Company and each Material Jurisdiction Guarantor and (assuming the due authorization, execution and delivery thereof by the Trustee and each Guarantor that is not a Material Jurisdiction Guarantor) is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (xii) The Notes are in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement and the Inden-

Exhibit A-2

ture and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.
     (xiii) The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture.
     (xiv) The Guarantees of the Notes are, and the Guarantees of the Exchange Notes when issued will be, in the respective forms contemplated by the Indenture, and have been duly authorized by the Material Jurisdiction Guarantors for issuance pursuant to the Purchase Agreement and the Indenture. The Guarantees of the Notes have been duly executed by each of the Material Jurisdiction Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor (assuming the due authorization, execution and delivery thereof by each Guarantor that is not a Material Jurisdiction Guarantor), will constitute valid and binding agreements of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Guarantees of the Exchange Notes have been duly authorized by the Material Jurisdiction Guarantors for issuance pursuant to this Agreement and the Indenture and, upon issuance of the Exchange Notes (assuming due execution and delivery and due authorization by each Guarantor that is not a Material Jurisdiction Guarantor), will constitute valid and binding agreements of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.
     (xv) The Transaction Documents conform in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Final Offering Memorandum.
     (xvi) The documents incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (other than the financial statements and financial schedules therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

Exhibit A-3

     (xvii) The statements in the Pricing Disclosure Package and the Final Offering Memorandum under the captions “Risk Factors,” “Description of Other Indebtedness,” “Description of the Notes,” “Material U.S. Federal Income Tax Considerations” and “Notice to Investors,” insofar as such statements constitute matters of law, summaries of legal matters, the Company’s charter or by-law provisions, documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.
     (xviii) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the execution, delivery and performance of the Transaction Documents by the Company, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Pricing Disclosure Package and the Final Offering Memorandum, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and except such as may be required by federal and state securities laws with respect to the obligations of the Company under the Registration Rights Agreement.
     (xix) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Material Jurisdiction Guarantor’s execution, delivery and performance of any of the Transaction Documents under any laws, rules or regulations of the State generally applicable to (x) the operations of the Material Jurisdiction Guarantor in the State relating to the operation of funeral homes, cemeteries and crematoria and the provision of related goods and services (the “Operations”) or (y) transactions of the type contemplated by the Guarantee entered into by the Material Jurisdiction Guarantor, except such as have been obtained or made by the Material Jurisdiction Guarantor and are in full force and effect.
     (xx) The execution and delivery of the Transaction Documents by the Company and the performance by the Company of its obligations thereunder (other than performance under the indemnification section of the Purchase Agreement, as to which no opinion need be rendered): (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the charter or by-laws of the Company; (iii) assuming the application of proceeds as described in the “Use of Proceeds” in the Offering Memorandum, will not constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the Company’s senior secured revolving credit facility, the Company’s 6.25% senior notes due 2013, the Company’s 3.125% senior convertible notes due 2014 and the Company’s 3.375% senior convertible notes due 2016, or to the best knowledge of such counsel, any other material Existing Instrument, except in each such case for such violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change; or (iv) to our best knowledge, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company.
     (xxi) The execution and delivery of each of the Transaction Documents and the performance by each Material Jurisdiction Guarantor of its obligations thereunder (i) have been duly

Exhibit A-4

authorized by all necessary corporate, limited liability company or other entity action on the part of each Material Jurisdiction Guarantor; (ii) will not result in any violation of the provisions of the charter or by-laws or other applicable organizational document of each Material Jurisdiction Guarantor; (iii) will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of each Material Jurisdiction Guarantor under, and, to the best knowledge of such counsel, will not result in any violation of, in each case, any laws, rules or regulations of the State generally applicable to (x) the Operations or (y) transactions of the type contemplated by the Transaction Documents.
     (xxii) Neither the Company nor any Guarantor is, or after receipt of payment for the Securities will be, an “investment company” within the meaning of Investment Company Act.
     (xxiii) To the best knowledge of counsel and following due inquiry of appropriate representatives of the Company, the Company is not in violation of its charter or by-laws or any law, administrative regulation or administrative or court decree applicable to the Company, nor is the Company in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Existing Instrument, except in each such case for such violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.
     (xxiv) Assuming the accuracy of the representations, warranties and covenants of the Company and the Initial Purchasers contained in the Transaction Documents, no registration of the Notes or the Guarantees under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Pricing Disclosure Package and the Final Offering Memorandum other than any registration or qualification that may be required in connection with the Exchange Offer contemplated by the Pricing Disclosure Package and the Final Offering Memorandum or in connection with the Registration Rights Agreement. Such counsel need express no opinion, however, as to when or under what circumstances any Initial Notes initially sold by the Initial Purchasers may be reoffered or resold.
     In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the laws of the State of Louisiana or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date shall be satisfactory in form and substance to the Initial Purchasers, shall expressly state that the Initial Purchasers may rely on such opinion as if it were addressed to them and shall be furnished to the Initial Purchasers) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; provided, however, that such counsel shall further state that they believe that they and the Initial Purchasers are justified in relying upon such opinion of other counsel, and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. With respect to opinions relating to Material Jurisdiction Guarantors, such counsel shall be entitled to rely on the opinion of the firms set forth in Schedule F to the Purchase Agreement, which may be the opinion of such counsel itself if so indicated in Schedule F to the Purchase Agreement.

Exhibit A-5

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Initial Purchasers at which the contents of the Pricing Disclosure Package and the Final Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package or the Final Offering Memorandum (other than as specified above), on the basis of the foregoing, nothing has come to their attention which would lead them to believe that the Pricing Disclosure Package, as of the Time of Sale, or that the Final Offering Memorandum, as of its date or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or other financial data derived therefrom, included in the Pricing Disclosure Package or the Final Offering Memorandum or any amendments or supplements thereto).
     Such counsel may also state that whenever such counsel’s opinion is given with respect to the existence or absence of facts (or legal conclusions which necessarily are based upon the existence or absence of facts) and is indicated to be based on such counsel’s knowledge, it is intended to signify that, during the course of such counsel’s representation of the Company in connection with the offering of the Notes, no information has come to the conscious awareness of any attorney in such counsel’s firm who has had active involvement with such representations, after any such attorney’s inquiry to other members of firm as the attorney deems appropriate, that would give any such person actual knowledge of the existence or absence of such facts, and that except to the extent expressly set forth, such counsel has not undertaken any independent investigation to determine or verify the existence or absence of facts, and no inference as to such counsel’s knowledge or the existence or absence of such facts should be drawn from its representation of the Company. Such counsel may also include customary assumptions, qualifications and exceptions but may not include definitions of knowledge limited solely to the deal team working on the transaction.

Exhibit A-6

EXHIBIT B
FORM OF OPINION OF LOCAL COUNSEL FOR THE MATERIAL JURISDICTION GUARANTORS
     Opinion of counsel for the Material Jurisdiction Guarantors to be delivered pursuant to Section 5 of the Purchase Agreement.
     (i) The Guarantor is a [corporation] [limited liability company] [limited partnership] and is validly existing as a [corporation] [limited liability company] [limited partnership] in good standing under the laws of the state of [___] (the “State”).
     (ii) The Guarantor has full [corporate] [limited liability company] [limited partnership] power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under the Indenture, the Purchase Agreement, the Registration Rights Agreement and the documents evidencing the Guarantee entered into by the Guarantor (collectively, the “Guarantor Transaction Documents”).
     (iii) Each of the Guarantor Transaction Documents has been duly authorized by the Guarantor.
     (iv) The Guarantees entered into by the Guarantor have been duly authorized for issuance and sale pursuant to the Purchase Agreement and the Indenture.
     (v) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Guarantor’s execution, delivery and performance of any of the Guarantor Transaction Documents under any laws, rules or regulations of the State generally applicable to (x) the operations of the Guarantor in the State relating to the operation of funeral homes, cemeteries and crematoria and the provision of related goods and services (the “Operations”) or (y) transactions of the type contemplated by the Guarantee entered into by the Guarantor, except such as have been obtained or made by the Guarantor and are in full force and effect.
     (vi) The execution and delivery of each of the Guarantor Transaction Documents and the performance by the Guarantor of its obligations thereunder (i) have been duly authorized by all necessary [corporate] [limited liability company] [limited partnership] action on the part of the Guarantor; (ii) will not result in any violation of the provisions of the articles or certificate of incorporaton, by-laws or operating agreement (as applicable) of the Guarantor; (iii) will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor under, and, to the best knowledge of such counsel, will not result in any violation of, in each case, any laws, rules or regulations of the State generally applicable to (x) the Operations or (y) transactions of the type contemplated by the Guarantor Transaction Documents.

Exhibit B-1

     Counsel may state that its opinion does not address federal or state securities laws and may include customary assumptions, qualifications and exceptions.

Exhibit B-2

     ANNEX I
     Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:
     Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.
     Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Annex I-1